SSgA FUNDS

                        SUPPLEMENT DATED NOVEMBER 8, 2000

                           SSgA AGGRESSIVE EQUITY FUND
                       PROSPECTUS DATED DECEMBER 17, 1999
                     (AS SUPPLEMENTED THROUGH JULY 14, 2000)

Notice to Taxable Investors. The SSgA Aggressive Equity Fund has a high portfolio turnover rate and is managed without regard to the tax consequences to shareholders. In the past, the Fund has realized substantial taxable gains and is likely to do so in the future. As of the date of this supplement, the Fund has substantial undistributed realized gains that will be distributed to shareholders prior to year-end. An investor that purchases shares of the Fund prior to such distribution will be required to pay taxes on the amount of the distribution even though the amount received is, in substance, a return of the investor's investment capital. This treatment will apply regardless of whether the distribution is received in cash or as additional shares of the Fund.

In light of these factors, the Fund may not be an appropriate investment for taxable shareholders. Until such time as the realized gains have been distributed, the Fund will make every effort to encourage existing taxable shareholders to redeem their shares and will refuse to knowingly accept purchases of shares by taxable shareholders.